EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Donna Brandin, the Chief Financial Officer, Treasurer and Principal Accounting Officer of Lightstone Value Plus Real Estate Investment Trust III, Inc. (the “Company”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C 78m); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donna Brandin
Donna Brandin
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Date: August 8, 2016